                                                                   EXHIBIT 10.21


                               FIRST AMENDMENT
                               ---------------
                        TO REVOLVING CREDIT AGREEMENT
                        -----------------------------

        This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "First Amendment") dated as of November 13, 1995, by and among HPSC, INC. (the "Borrower"), a Delaware corporation, THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), BANK OF AMERICA ILLINOIS, CORESTATES BANK, N.A., THE DAIWA BANK, LIMITED, SHAWMUT BANK, N.A. (collectively, the "Banks"), and THE FIRST NATIONAL BANK OF BOSTON as Agent for the Banks and BANK OF AMERICA ILLINOIS as co-agent for the Banks. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement (as defined below).

        WHEREAS, the Borrower, the Agent and the Banks are parties to that certain Amended and Restated Revolving Credit Agreement dated as of May 15, 1995 (as amended, modified or supplemented and in effect from time to time, the "Credit Agreement");

        WHEREAS, the Borrower requested that the Credit Agreement be amended to permit the Borrower to enter into that certain sales agreement dated as of November ___, 1995 by and between the Borrower and Springfield Institution for Savings substantially in the form of EXHIBIT A attached hereto and made a part hereof.

        NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.  AMENDMENT TO THE CREDIT AGREEMENT.

              1.1 CERTAIN DEFINITIONS. Section 1 of the Credit Agreement is hereby amended by deleting the definition of SIS Credit Agreement and inserting in lieu thereof the following definition:

              "SIS CREDIT AGREEMENT. Together, (i) the dental practice receivables-backed credit agreement dated as of April 13, 1995 by and between the Borrower and SISB and (ii) the sale agreement dated as of November 3, 1995 by and between the Borrower and SISB."

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                                     -2-

        1.2. AMENDMENT TO SECTION 8.2 OF THE CREDIT AGREEMENT. Section 8.2 of the Credit Agreement is hereby amended by inserting the text "or SCHEDULE 8.2(m-1)" immediately after the text "SCHEDULE 8.2(m)."

        1.3. AGENT'S AUTHORIZATION. Section 14.1 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

        "Each of the Banks and the Agent further acknowledge and agree that (i) the Agent is authorized to release the security interest created by the Security Documents in the assets listed on SCHEDULE 8.2(m-1) and that
        (ii) the Agent is authorized to execute and deliver, on behalf of the Banks and the Agent, such partial releases under the Uniform Commercial Code as may be necessary or desirable to accomplish a release of the security interest created by the Security Documents in the assets listed on SCHEDULE 8.2(m-1)."

        2. CONDITIONS TO EFFECTIVENESS. This First Amendment shall not become effective unless and until:

        (a) the Agent receives counterparts of this First Amendment executed by each of the Borrower, the Majority Banks, the Agent and the Guarantor; and

        (b) all proceedings in connection with the transactions contemplated by this First Amendment and all documents incident hereto, including, without limitation, the SIS Credit Agreement and related documents, shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and counterpart originals or certified or other copies of such documents, including, without limitation, the SIS Credit Agreement and related documents as the Agent may reasonably request.

        3. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The Borrower represents and warrants to the Agent and the Banks that (a) each and every one of the representations and warranties made by the Borrower to the Agent and the Banks in sec. 6 or elsewhere in the Credit Agreement or in the other Loan Documents, as amended by this First Amendment, are true and correct in all material respects on and as of the date hereof except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date prior hereto; (b) the Borrower has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in secs. 7 and 8 or elsewhere in the Credit Agreement or the other Loan Documents, as amended by this First Amendment; and (c) no event has occurred or is continuing and no condition exists which constitutes a Default or Event of Default.

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                                     -3-

        4. RATIFICATION, ETC. Except as expressly amended by this Amendment, the Credit Agreement and the Loan Documents and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Borrower confirms and agrees that the Obligations of the Borrower to the Banks under the Loan Documents, as amended hereby, are secured by, guarantied under, and entitled to the benefits, of the Security Documents. The Borrower, the Guarantor, the Agent and the Banks hereby acknowledge and agree that all references to the Credit Agreement and the Obligations thereunder contained in any of the Loan Documents shall be references to the Credit Agreement and the Obligations, as affected and increased hereby and as the same may be amended, modified, supplemented, or restated from time to time. The Security Documents and the perfected first priority security interests of the Agent on behalf of the Banks thereunder shall continue in full force and effect, and the collateral security and guaranties provided for in the Security Documents shall not be impaired by this Amendment. The Credit Agreement and this First Amendment shall be read and construed as a single agreement.

        5. MISCELLANEOUS. The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent or any of the Banks in connection with the preparation of this First Amendment and the documents referred to herein (including reasonable legal fees). Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or either of the Banks consequent thereon. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute part of this First Amendment for any other purpose. This First Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts (without reference to conflict of laws).

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                                     -4-

        IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.

                                           HPSC, INC.

                                           By:   /s/ John W. Everets
                                               ----------------------------
                                                 Name: John W. Everets
                                                 Title: Chairman & CEO

                                           THE FIRST NATIONAL BANK
                                            OF BOSTON, individually and
                                            as Agent

                                           By:
                                               ----------------------------
                                                 Name:
                                                 Title:

                                           BANK OF AMERICA ILLINOIS,
                                           individually and as co-agent

                                           By:
                                               ----------------------------
                                                 Name:
                                                 Title:

                                           SHAWMUT BANK, N.A.

                                           By:
                                               ----------------------------
                                                 Name:
                                                 Title:

        IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.

                                           HPSC, INC.

                                           By:
                                               ----------------------------
                                                 Name:
                                                 Title:

                                           THE FIRST NATIONAL BANK
                                            OF BOSTON, individually and
                                            as Agent

                                           By:  /s/ Mitchell B. Feldman
                                               ----------------------------
                                                 Name: Mitchell B. Feldman
                                                 Title: Managing Director

                                           BANK OF AMERICA ILLINOIS,
                                           individually and as co-agent

                                           By:
                                               ----------------------------
                                                 Name:
                                                 Title:

                                           SHAWMUT BANK, N.A.

                                           By:
                                               ----------------------------
                                                 Name:
                                                 Title:

        IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.

                                           HPSC, INC.

                                           By:
                                               ----------------------------
                                                 Name:
                                                 Title:

                                           THE FIRST NATIONAL BANK
                                            OF BOSTON, individually and
                                            as Agent

                                           By:
                                               ----------------------------
                                                 Name:
                                                 Title:

                                           BANK OF AMERICA ILLINOIS,
                                           individually and as co-agent

                                           By:  /s/ Mark N. Hurley
                                               ----------------------------
                                                 Name: Mark N. Hurley
                                                 Title: Managing Director

                                           SHAWMUT BANK, N.A.

                                           By:
                                               ----------------------------
                                                 Name:
                                                 Title:

        IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.

                                           HPSC, INC.

                                           By:
                                               ----------------------------
                                                 Name:
                                                 Title:

                                           THE FIRST NATIONAL BANK
                                            OF BOSTON, individually and
                                            as Agent

                                           By:
                                               ----------------------------
                                                 Name:
                                                 Title:

                                           BANK OF AMERICA ILLINOIS,
                                           individually and as co-agent

                                           By:
                                               ----------------------------
                                                 Name:
                                                 Title:

                                           SHAWMUT BANK, N.A.

                                           By:  /s/ Salvatore Salzillo
                                               ----------------------------
                                                 Name: Salvatore Salzillo
                                                 Title: Assistant Vice President

                                           CORESTATES BANK, N.A.

                                           By:  /s/ Verna R. Prentice
                                               ----------------------------
                                                 Name: Verna R. Prentice
                                                 Title: Vice President

                                           THE DAIWA BANK, LIMITED

                                           By:
                                               ----------------------------
                                                 Name:
                                                 Title:

                                           By:
                                               ----------------------------
                                                 Name:
                                                 Title:

Consented to by the undersigned Guarantor:

AMERICAN COMMERCIAL
 FINANCE CORPORATION

By:
   ------------------------------

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                                     -5-

                                           CORESTATES BANK, N.A.

                                           By:
                                               ----------------------------
                                                 Name:
                                                 Title:

                                           THE DAIWA BANK, LIMITED

                                           By:  /s/ Alfred DeGemmis
                                               ----------------------------
                                                 Name: Alfred DeGemmis
                                                 Title: Vice President

                                           By:  /s/ Daniel G. Eastman
                                               ----------------------------
                                                 Name: Daniel G. Eastman
                                                 Title: Vice President & Manager

Consented to by the undersigned Guarantor:

AMERICAN COMMERCIAL
 FINANCE CORPORATION

By:
   ------------------------------

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                                     -5-

                                           CORESTATES BANK, N.A.

                                           By:
                                               ----------------------------
                                                 Name:
                                                 Title:

                                           THE DAIWA BANK, LIMITED

                                           By:
                                               ----------------------------
                                                 Name:
                                                 Title:

                                           By:
                                               ----------------------------
                                                 Name:
                                                 Title:

Consented to by the undersigned Guarantor:

AMERICAN COMMERCIAL
 FINANCE CORPORATION

By: /s/ John R. Everets
   ------------------------------
   John R. Everets